UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2006

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On August 1, 2006, Placer Sierra Bancshares (the “Registrant” or the “Company”) issued a press release regarding its results of operations and financial condition for the period ended June 30, 2006. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01. Other Events

The Registrant has evaluated its earnings guidance for 2006 and now anticipates that annual fully-diluted earnings per share to be $1.49 to $1.51.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that involve inherent risks and uncertainties. All statements other than statements of historical fact are forward looking statements. The Company cautions readers that a number of important factors could cause actual results to differ materially from those in such forward-looking statements. Risks and uncertainties include, but are not limited to: the possibility that personnel changes will not proceed as planned; growth may be inhibited if the Company cannot attract deposits, including low-cost deposits; revenues are lower than expected or expenses are higher than expected; competitive pressure among depository institutions increases significantly; the cost of additional capital is more than expected; changes in the interest rate environment reduces interest margins; general economic conditions, either nationally or in the market areas in which the Company does business, are less favorable than expected; changes that may occur in the securities markets; the Company may suffer an interruption of services from third-party service providers that could adversely affect the Company’s business; the Company may not be able to maintain an effective system of internal and disclosure controls; estimated cost savings from the merger with Southwest Community Bancorp (Southwest) cannot be fully realized within the expected time frame; revenues following the merger are lower than expected; potential or actual litigation occurs; costs or difficulties related to the integration of the businesses of the Company and Southwest are more than expected; or legislation or changes in regulatory requirements adversely affect the businesses in which the Company would be engaged. Additional factors that could cause the Company’s financial results to differ materially from those described in the forward looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (under the heading “Risk Factors”), Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. The Company undertakes no obligation, and specifically disclaims any obligation, to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. If any of these uncertainties materializes or any of these assumptions proves incorrect, the Company’s results could differ materially from the Company’s expectations as set forth in these statements.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 1, 2006, deemed furnished (not filed) as Exhibit 99.1.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares
(Registrant)
Date August 1, 2006
/S/ David E. Hooston
David E. Hooston Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 1, 2006, deemed furnished (not filed) as Exhibit 99.1.

4